SUPPLEMENT

dated August 18, 2026, to the

SUMMARY PROSPECTUS AND PROSPECTUS,

Each dated August 28, 2025, as supplemented

Gator Capital Long/Short Fund (the “Fund”)

At a meeting held on June 18, 2026, the Board of Directors (the “Board”) of Caldwell and Orkin Funds, Inc. (the “Company”) on behalf of the Fund, approved the conversion of the Fund into an exchange traded fund, the Gator Capital Long/Short ETF (the “ETF”), a newly created series of Gator Capital Investment Trust (the “Conversion”). The ETF will continue to be managed by Gator Capital Management, LLC (“Gator”).

The Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, determined that the Conversion is in the best interests of the Fund and that the Conversion will not dilute the interests of existing shareholders of the Fund.

The ETF’s investment objective, principal investment strategies, investment adviser, and portfolio management team are expected to be the same as the Fund. No material changes are expected to the Fund’s fees and expenses as a result of the Conversion. The ETF has not commenced investment operations, and its shares are not currently available to the public nor approved for listing on any exchange. Following the Conversion, it is expected that the ETF’s shares will be offered to the public and traded on an exchange. Gator believes that the Conversion will provide multiple benefits for investors of the Fund, including additional trading flexibility, increased portfolio holdings transparency and potential enhanced tax efficiency within the ETF structure.

This communication contains important information about the Conversion and actions that shareholders may need to take in advance of the Conversion.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”) approved by the Board, the Conversion will consist of (i) the acquisition of the assets and assumption of the liabilities of the Fund by the ETF in exchange for shares of the ETF of equal value to the net assets of the Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Fund who hold shares of the Fund through accounts that are permitted to hold shares of the ETF or the distribution of cash to the shareholders of the Fund who do not hold shares of the Fund through accounts that are permitted to hold shares of the ETF equal in value to the aggregate net asset value of the Fund shares held by such shareholders, and (iii) the complete liquidation and dissolution of the Fund, all upon the terms and conditions set forth in the Plan. Any fractional shares of the Fund held by shareholders will be redeemed and the redemption proceeds will be distributed to those shareholders prior to the Conversion. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

Fund shareholders who do not have a brokerage account that can hold ETF shares at the time of the Conversion will not receive ETF shares in connection with the Conversion and will, instead, receive cash equal in value to the aggregate net asset value of Fund shares held on the closing date of the Conversion. Such liquidation and receipt of cash may be a taxable event. Shareholders who do not currently hold Fund shares through a brokerage account that can hold shares of the ETF should take action to transfer their shares of the Fund to a brokerage account that can accept shares of the ETF. If you are unsure about the ability of your account to accept shares of the ETF, please call 800-467-7903 or contact your financial professional or other financial intermediary.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss on the exchange of their Fund shares for ETF shares in connection with the Conversion, except to the extent that they receive cash from the Fund in connection with the Conversion (such as cash received from the liquidation of any fractional Fund shares held by a shareholder prior to the Conversion).

Completion of the Conversion is subject to a number of conditions under the Plan, but shareholders of the Fund are not required to approve the Conversion. Existing Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the ETF, and summarizing the Board’s considerations in approving the Conversion.

An information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (“SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov, on https://gatorcapital.com/mutual-funds/or by calling 800-467-7903.

This communication is for information purposes only and does not constitute an offer of any securities for sale. No offers of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS